Exhibit 99.2

AMENDMENT TO STOCK PURCHASE AGREEMENT

This AMENDMENT TO STOCK PURCHASE AGREEMENT, dated as of April 21, 2011 (this “Amendment”), is made by and among Donald Sirkin, a resident of the State of Washington, in his individual capacity (“Mr. Sirkin”), Data and Staff Service Co. Employee Stock Ownership Plan (the “ESOP”, and together with Mr. Sirkin, the “Sellers”), Data and Staff Service Co., a Washington corporation (“DSSC”), and RLI Insurance Company, an Illinois domiciled insurance company (the “Acquiror”).  Capitalized terms used but not otherwise defined in this Amendment shall have the respective meanings ascribed to such terms under the Stock Purchase Agreement (as hereinafter defined).

WHEREAS, the parties to this Amendment are parties to a Stock Purchase Agreement, dated as of December 22, 2010 (the “Stock Purchase Agreement”);

WHEREAS, the parties desire to amend the Stock Purchase Agreement and certain Schedules and Exhibits attached thereto as provided herein; and

WHEREAS, pursuant to Section 12.9 of the Stock Purchase Agreement, the Stock Purchase Agreement may be amended only by a written instrument signed by all of the parties to the Stock Purchase Agreement, and the parties to this Amendment constitute all of the parties to the Stock Purchase Agreement.

NOW, THEREFORE, in consideration of the foregoing premises and the covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.                                       Section 2.2(a) of the Stock Purchase Agreement.  Section 2.2(a) of the Stock Purchase Agreement is hereby amended by deleting the reference to “$6,307,953” set forth therein and inserting “$4,308,537” in lieu thereof.

2.                                       Section 2.4 of the Stock Purchase Agreement.  Section 2.4 of the Stock Purchase Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

“(a)                            Purchase Price.  The purchase price shall be an amount in cash equal to $135,900,380 (the “Purchase Price”).  The Purchase Price will be paid and adjusted pursuant to the provisions of Sections 2.5 and 2.6.

(b)                                 Purchase Price Allocation.  The Acquiror and the Sellers agree to allocate $600,000 of the Purchase Price payable to Mr. Sirkin to the non-competition covenant of Mr. Sirkin set forth in Section 2 of the Closing Agreement and the remainder of the Purchase Price to the Shares.  The Acquiror and the Sellers covenant and agree that (i) such allocation was determined in an arm’s length negotiation and none of the Acquiror or the Sellers shall take a position on any Tax Return, before any Tax Authority or in any judicial proceeding that is in any way inconsistent with such allocation without the written consent of each other (such consent not to be unreasonably withheld) or unless specifically required pursuant to a determination by an applicable Tax Authority; (ii) they shall cooperate with each other in connection with the preparation, execution and filing of all Tax Returns related to such allocation; and (iii) they shall promptly advise each other in writing regarding the existence of any tax audit, controversy or litigation related to such allocation.”

3.                                       Section 2.5(b) of the Stock Purchase Agreement.  Section 2.5(b) of the Stock Purchase Agreement is hereby amended by deleting each of the references to “$6,307,953” set forth therein and inserting “$4,308,537” in lieu thereof.

4.                                       Section 2.5(c) of the Stock Purchase Agreement.  Section 2.5(c) of the Stock Purchase Agreement is hereby amended by (a) deleting the word “and” at the end of subsection (i) thereof, (b) deleting the period at the end of subsection (ii) thereof and inserting a semi-colon in lieu thereof and (c) adding the following to the end thereof:

“(iii)                         an amount of cash equal to the portion of the Excluded Assets Purchase Price payable to DSSC, as reflected in the Allocation Schedule, shall be paid to DSSC; and

(iv)                              an amount of cash equal to the portion of the Excluded Assets Purchase Price payable to CBIC, as reflected in the Allocation Schedule, shall be paid to CBIC.”

5.                                       Section 2.6 of the Stock Purchase Agreement.  Section 2.6 of the Stock Purchase Agreement is hereby amended by (a) deleting the word “and” at the end of subsection (s) thereof, (b) deleting the period at the end of subsection (t) thereof and inserting a semi-colon in lieu thereof and (c) adding the following to the end thereof:

“(u)                           the Acquiror shall pay to DSSC the portion of the Excluded Assets Purchase Price payable to DSSC, as reflected in the Allocation Schedule, by wire transfer of immediately available funds to the account designated in the Closing Notice; and

(v)                                 the Acquiror shall pay to CBIC the portion of the Excluded Assets Purchase Price payable to CBIC, as reflected in the Allocation Schedule, by wire transfer of immediately available funds to the account designated in the Closing Notice.”

6.                                       Form of Allocation Schedule.  The form of Allocation Schedule attached as Exhibit B to the Stock Purchase Agreement is hereby amended by deleting such exhibit in its entirety and replacing it with Annex A attached hereto.

7.                                       Form of Lease Agreement.  The form of Lease Agreement attached as Exhibit F to the Stock Purchase Agreement is hereby amended by deleting the second sentence of Section 6 thereof in its entirety and replacing it with the following:

“Landlord shall demise the Premises to the extent necessary to completely separate and secure the Leased Premises from the remainder of the Building, as shown on Exhibit “A” (“Demising Work”), which Demising Work shall be completed by the Landlord as soon as reasonably practicable following the Commencement Date.”

8.                                       Form of Employee Lease Agreement.  The form of Employee Lease Agreement attached as Exhibit G to the Stock Purchase Agreement is hereby amended by:

(a)                                  adding “Paul Richardson” to the end of the list of Persons set forth in Schedule A thereto; and

(b)                                 deleting the reference to “Paul Richardson” set forth in Schedule B thereto.

9.                                       Schedule 7.1(a) to the Stock Purchase Agreement.  Schedule 7.1(a) to the Stock Purchase Agreement is hereby amended by deleting the reference to “Paul Richardson” set forth therein.

10.                                 Schedule 7.2(a) to the Stock Purchase Agreement.  Schedule 7.2(a) to the Stock Purchase Agreement is hereby amended by (a) deleting the references to “Paul Richardson” and “$241,000” set forth therein and (b) deleting the reference to “$93,773” set forth therein in respect of the Initial Transaction Bonus amount to be paid to Gary Bingham and inserting “$97,000” in lieu thereof.

11.                                 Full Force and Effect.  Except as expressly modified by this Amendment, all of the terms, covenants, agreements, conditions and other provisions of the Stock Purchase Agreement shall remain in full force and effect in accordance with their respective terms.  As used in the Stock Purchase Agreement, the terms “this Agreement,” “herein,” “hereinafter,” “hereto,” and words of similar import shall mean and refer to, from and after the date of this Amendment, unless the context requires otherwise, the Stock Purchase Agreement as amended by this Amendment.  For the avoidance of doubt, references to the phrases “the date of this Agreement” or “the date hereof”, wherever used in the Stock Purchase Agreement, as amended by this Amendment, shall mean December 22, 2010.

12.                                 Governing Law.  This Amendment shall in all respects be governed by, and construed in accordance with, the Laws of the State of New York without giving effect to any conflicts of law principles of such state to the extent such principles would require or permit the application of the Laws of another jurisdiction.

13.                                 Counterparts.  This Amendment may be executed in two or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be as effective as delivery of a manually executed counterpart of this Amendment.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to Stock Purchase Agreement to be executed by their respective officers or representatives thereunto duly authorized as of the date first above written.

DONALD SIRKIN, in his individual capacity

By:	/s/ Donald Sirkin

DONALD SIRKIN, as Trustee of the Data and Staff Service Co. Employee Stock Ownership Program

By:	/s/ Donald Sirkin

DATA AND STAFF SERVICE CO.

By:	/s/ Donald Sirkin
Name:	Donald Sirkin
Title:	President and Chief Executive Officer

RLI INSURANCE COMPANY

By:	/s/ Michael J. Stone
Name:	Michael J. Stone
Title:	President & COO